UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35073

Delaware	87-0747704
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of principal executive offices, including zip code)

(303) 858-8358

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 8, 2016, Gevo, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc. (the “Underwriter”) relating to the sale and issuance by the Company of units to the Underwriter in an underwritten public offering (the “Offering”). Subject to the terms and conditions contained in the Underwriting Agreement, the Underwriter has agreed to purchase, and the Company has agreed to sell, 24,800,000 Series E Units at the public offering price of $0.55 per Series E unit, less an underwriting discount of $0.0275 per Series E Unit, resulting in a net purchase price to the Company of $0.5225 per Series E Unit, and 3,700,000 Series F Units at the public offering price of $0.54 per Series F Unit, less an underwriting discount of $0.0270 per Series F Unit, resulting in a net purchase price to the Company of $0.513 per Series F Unit. Each Series E Unit consists of one share of the Company’s common stock and a half of one Series I warrant to purchase one share of the Company’s common stock (each, a “Series I Warrant”), and each Series F Unit consists of a pre-funded Series J warrant to purchase one share of the Company’s common stock (each, a “Series J Warrant” and, together with the Series I Warrants, the “Warrants”), and a half of one Series I warrant to purchase one share of the Company’s common stock. The Series I Warrants will be exercisable beginning on the date of original issuance and ending on September 13, 2021 at an exercise price of $0.55 per share of common stock. The pre-funded Series J Warrants will be exercisable beginning on the date of issuance and ending on September 13, 2017 at an exercise price of $0.55 per share of common stock. The exercise price of $0.55 per share, except for a nominal exercise price of $0.0l per share, will be pre-paid to us upon issuance of the pre-funded Series J Warrants and, consequently, no additional payment or other consideration (other than the nominal exercise price of $0.01 per share) will be required to be delivered to us by the holder upon exercise. The gross proceeds to the Company from the Offering are expected to be approximately $15.6 million, not including any future proceeds from the exercise of the Warrants.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The securities are being issued pursuant to an effective shelf registration statement on Form S-3 that the Company filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2016, as amended on July 1, 2016 (File No. 333-211370). A prospectus supplement relating to the Offering has been filed with the SEC. The closing of the Offering is expected to occur on or about September 13, 2016.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The legal opinion and consent of Perkins Coie LLP relating to the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Amendments to Existing Debt Agreements

On September 7, 2016, the Company and its subsidiaries, as guarantors, entered into a Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”) with Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”) and collateral trustee (the “Collateral Trustee”) and WB Gevo, Ltd., as Requisite Holder. The Ninth Supplemental Indenture amends that certain Indenture, by and among the Company, and its subsidiaries, as guarantors, the Trustee, and the Collateral Trustee, dated as of June 6, 2014, to, among other things, (a) permit the offering and issuance of the Warrants and the incurrence of indebtedness by the Company under the Warrants and (b) permit certain cash payments by the Company to the holders of warrants issued by the Company from time to time.

On September 7, 2016, the Company entered into (i) an amendment (the “Security Agreement Amendment”) to that certain Plain English Security Agreement, by and between the Company and TriplePoint Capital LLC (“TriplePoint”), dated as of September 22, 2010 (as amended, the “Security Agreement”), which secures the Company’s guarantee of the obligations of Agri-Energy, LLC, a Minnesota limited liability company (“Agri-

Energy”), under that certain Amended and Restated Plain English Growth Capital Loan and Security Agreement, by and among the Company, Agri-Energy and TriplePoint, dated as of October 20, 2011 (as amended, the “Amended Agri-Energy Loan Agreement”); and (ii) an amendment (the “TriplePoint Amendment”) to the Amended Agri-Energy Loan Agreement. The Security Agreement Amendment and the TriplePoint Amendment amend the Security Agreement and Amended Agri-Energy Loan Agreement to, among other things, (a) permit the offering and issuance of the Warrants and the incurrence of indebtedness by the Company under the Warrants and (b) permit certain cash payments by the Company to the holders of warrants issued by the Company from time to time.

The foregoing descriptions of the Ninth Supplemental Indenture, the TriplePoint Amendment and the Security Agreement Amendment do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of the documents which are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Exchange Agreements

On September 7, 2016, the Company entered into private exchange agreements (each, an “Exchange Agreement”) with certain holders of its 7.5% convertible senior notes due 2022 (the “2022 Notes”), to exchange an aggregate of $11.4 million of principal amount of 2022 Notes for an aggregate of 13,999,354 shares of its common stock (the “Exchange Shares”). Gevo expects to issue the shares prior to or concurrent with the closing of the Offering. Upon completion, these exchanges will reduce the outstanding principal amount of the 2022 Notes to $11 million. The Exchange Shares are being issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, as securities exchanged by the Company with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange.

The foregoing description of the Exchange Agreements does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the form of Exchange Agreement which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

On September 8, 2016, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 8, 2016, by and between Gevo, Inc. and Oppenheimer & Co. Inc.

4.1	Ninth Supplemental Indenture, dated September 7, 2016, by and among Gevo, Inc., the guarantors party thereto, Wilmington Savings Fund Society, FSB, as trustee and collateral trustee, and WB Gevo, Ltd., as Requisite Holder.

5.1	Opinion of Perkins Coie LLP.

10.1	Consent Under and Tenth Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement, dated September 7, 2016, by and among Gevo, Inc., Agri-Energy, LLC and TriplePoint Capital LLC.

10.2	Eleventh Amendment to Plain English Security Agreement, dated September 7, 2016, by and between Gevo, Inc. and TriplePoint Capital LLC.

10.3	Form of Exchange Agreement.

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1).

99.1	Press Release dated September 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Date: September 9, 2016	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 8, 2016, by and between Gevo, Inc. and Oppenheimer & Co. Inc.

4.1	Ninth Supplemental Indenture, dated September 7, 2016, by and among Gevo, Inc., the guarantors party thereto, Wilmington Savings Fund Society, FSB, as trustee and collateral trustee, and WB Gevo, Ltd., as Requisite Holder.

5.1	Opinion of Perkins Coie LLP.

10.1	Consent Under and Tenth Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement, dated September 7, 2016, by and among Gevo, Inc., Agri-Energy, LLC and TriplePoint Capital LLC.

10.2	Eleventh Amendment to Plain English Security Agreement, dated September 7, 2016, by and between Gevo, Inc. and TriplePoint Capital LLC.

10.3	Form of Exchange Agreement.

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1).

99.1	Press Release dated September 8, 2016.